VARIABLE INSURANCE FUNDS

SUMMARY PROSPECTUS

MAY 1, 2012

DWA FUND
DWA Flexible Allocation Fund

Before you invest, you may wish to review the fund's prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting rydex-sgi.com/service/prospectuses_reports.shtml, calling 800.820.0888 or e-mailing sservices@sg-investors.com. The fund's prospectus and SAI, both dated May 1, 2012, as revised from time to time, and the fund's most recent shareholder reports, are incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.

DWA Flexible Allocation Fund

INVESTMENT OBJECTIVE

The DWA Flexible Allocation Fund (the "Fund") seeks to provide capital appreciation with capital preservation as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.85%
Acquired Fund Fees and Expenses*	0.06%
Total Annual Fund Operating Expenses**	1.91%

*  The Acquired Fund Fees and Expenses amount in the fee table has been restated to reflect anticipated Acquired Fund Fees and Expenses. Effective May 1, 2012, the Fund no longer seeks to invest primarily in a portfolio of other funds. As a result, Acquired Fund Fees and Expenses are expected to decline. The Acquired Fund Fees and Expenses presented are based on estimated amounts for the current fiscal year.

**  The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund's financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$194	$600	$1,032	$2,233

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 356% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be higher.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equity securities, futures contracts, exchange-traded funds ("ETFs") and other exchange-traded investment products that are not investment companies registered under the Investment Company Act of 1940 (the "1940 Act") (e.g., commodity pools and currency and metal trusts) (collectively, "ETPs") to allocate its investment exposure among domestic equity, international equity, fixed income and alternative asset classes.

SUMMARY PROSPECTUS

Certain of the Fund's international equity investments may be in countries or regions deemed to be emerging markets. The Fund uses proprietary technical analyses licensed by Dorsey Wright & Associates, LLC as a method of evaluating securities by analyzing statistics generated by market activity, such as past prices, in an effort to determine probable future prices. The Fund may invest in equity securities, futures contracts, ETFs and ETPs within specific market segments when the technical models indicate a high relative strength of the market segments and that the market segments are likely to outperform the applicable universe. The Fund may sell interests or reduce investment exposure among market segments when the technical models indicate a low relative strength of such market segments and that such market segments are likely to underperform the applicable universe. The Fund may invest in equity securities, unaffiliated ETPs and ETFs, futures contracts, options and options on futures, and exchange-traded notes ("ETNs") to gain exposure to selected market segments and to attempt to manage risk associated with such exposure. The Fund may invest in both fixed income ETFs and inverse ETFs. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market. The Fund may be net short at times, which means the Fund's portfolio may hold a larger proportion of short positions than long positions. The Fund also may invest in vehicles that invest in alternative assets. Alternative assets refer to investments that are historically non-correlated to either the equity or fixed income markets, such as commodities or real estate. On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions. The percentage of the Fund's assets invested in such holdings will vary depending on various factors, including market conditions and purchases and redemptions of Fund shares. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Advisor may change the Fund's asset class allocation and/or strategy allocation or weightings without shareholder notice.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

Commodity-Linked Derivative Investment Risk – The Fund may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices. The Fund's investment in commodity-related investment products may lead to losses in excess of the Fund's investment in such products. Such losses can significantly and adversely affect the net asset value of the Fund and, consequently, a shareholder's interest in the Fund.

Counterparty Credit Risk – The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid. Similarly, if the credit quality of an issuer or guarantor of a debt instrument improves, this change may adversely affect the value of the Fund's investment.

Credit Risk – The Fund could lose money if the issuer or guarantor of a debt instrument in which it invests becomes unwilling or unable to make timely principal and/or interest payments, or to otherwise meet its obligations.

Currency Risk – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

Early Closing Risk – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

SUMMARY PROSPECTUS

Emerging Markets Risk – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

Exchange-Traded Notes (ETNs) Risk – The Fund may invest in ETNs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

Fixed Income Risk – The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

Foreign Issuer Exposure Risk – The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

High Yield Risk – The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

Income Risk – Income risk involves the potential for a decline in the yield of certain of the Fund's investments, including stocks, bonds, ETFs, and Unit Investment Trusts ("UITs"). For example, interest and/or dividend income produced by certain of the Fund's investments will vary over time, which may cause the Fund's value to fluctuate.

Investment in Investment Companies Risk – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

Liquidity Risk – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. While the Fund intends only to invest in liquid futures, options, forwards and swap contracts, under certain market conditions, such as when the market makes a "limit move," it may be difficult or impossible for the Fund to liquidate such an investment. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

Market Risk – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause the Fund's value to fluctuate over time. An investment in the Fund may lose money.

Non-Diversification Risk – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC Trading Risk – Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Tax Risk – Certain of the underlying funds currently gain significant exposure to the commodities markets by investing in commodities and/or commodity-linked derivative instruments. The Fund may invest up to 25% of its assets in one or more underlying funds so long as an underlying fund is treated as a qualified publicly traded partnership ("QPTP"). If an underlying fund fails to qualify as a QPTP, the income generated from the Fund's investment in the underlying fund may not comply with certain income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue

SUMMARY PROSPECTUS

Code of 1986, as amended. The Fund will only invest in such an underlying fund if it intends to qualify as a QPTP, but there is no guarantee that each of the underlying funds will be successful in qualifying as a QPTP.

Trading Halt Risk – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION

The following bar chart shows the performance of the shares of the Fund for the past calendar year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return (quarter ended 3/31/2011) 5.57%	Lowest Quarter Return (quarter ended 9/30/2011) -14.95%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2011)

	Past 1 Year	Since Inception (4/28/2010)
DWA Flexible Allocation Fund	-11.14%	-7.67%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	5.47%
Synthetic DWA Flexible Allocation Benchmark (reflects no deduction for fees, expenses or taxes)	4.72%	6.42%

MANAGEMENT

INVESTMENT ADVISOR

Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•  Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with the Advisor since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company

SUMMARY PROSPECTUS

purchases and redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

SUMMARY PROSPECTUS

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SUMMARY PROSPECTUS

805 KING FARM BOULEVARD, SUITE 600
ROCKVILLE, MARYLAND 20850
800 820 0888
RYDEX-SGI.COM

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